Developing Therapeutics for the Treatment of Serious Rare and Life-Threatening Diseases with Significant Unmet Medical Needs Corporate Presentation August 10, 2021 Nasdaq: ACER Exhibit 99.2

Forward-looking Statements This presentation contains “forward-looking statements” that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this presentation regarding strategy, future operations, timelines for clinical study enrollment or regulatory actions, or otherwise, future financial position, future revenues, projected expenses, regulatory submissions, actions or approvals, cash position, liquidity, prospects, plans and objectives of management are forward-looking statements. Examples of such statements include, but are not limited to, statements relating to the potential for our product candidates to safely and effectively treat diseases and to be approved for marketing; the commercial or market opportunity of any of our product candidates in any target indication and any territory; our ability to secure the additional capital necessary to fund our various product candidate development programs; the adequacy of our capital to support our future operations and our ability to successfully fund, initiate and complete clinical trials and regulatory submissions for ACER-801, EDSIVO™ or our other products; the ability to protect our intellectual property rights; our strategy and business focus; and the development, expected timeline and commercial potential of any of our product candidates. We may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors, including, without limitation, risks and uncertainties associated with the ability to project future cash utilization and reserves needed for contingent future liabilities and business operations, the availability of sufficient resources to fund our various product candidate development programs and to meet our business objectives and operational requirements, the fact that the results of earlier studies and trials may not be predictive of future clinical trial results, the protection and market exclusivity provided by our intellectual property, risks related to the drug development and the regulatory approval process, including the timing and requirements of regulatory actions, and the impact of competitive products and technological changes. We disclaim any intent or obligation to update these forward-looking statements to reflect events or circumstances that exist after the date on which they were made. You should review additional disclosures we make in our filings with the Securities and Exchange Commission, including our Quarterly Reports on Form 10-Q and our Annual Report on Form 10-K. You may access these documents for no charge at http://www.sec.gov. 2

Corporate Overview Acer Therapeutics is a pharmaceutical company that acquires, develops and seeks to commercialize therapies for serious rare and life-threatening diseases with significant unmet medical needs Offices: Newton, MA and Bend, OR Headcount: 28 Founded: December 2013 Public: September 2017 Cash as of June 30, 2021: $22.1M Plus $10.0M Second Development Payment conditioned upon FDA accepting an NDA for ACER-001 in a UCD for filing and review per Collaboration Agreement with Relief Expected to have sufficient capital to fund current operations into mid-2022$ 3 ACER $ Excluding the planned ACER-801 and EDSIVO™ clinical trials

Leadership Team 4 ACER

5 Investment Highlights Acer’s pipeline includes four programs: ACER-001 (sodium phenylbutyrate) for the treatment of various inborn errors of metabolism, including urea cycle disorders (UCDs) and Maple Syrup Urine Disease (MSUD) ACER-801 (osanetant) for the treatment of induced vasomotor symptoms (iVMS) EDSIVO™ (celiprolol) for the treatment of vascular Ehlers-Danlos syndrome (vEDS) in patients with a confirmed type III collagen (COL3A1) mutation ACER-2820 (emetine) a host-directed therapy against a variety of infectious diseases Product candidates are believed to present a comparatively de-risked profile, having one or more of: Favorable safety profile; clinical proof-of-concept data; mechanistic differentiation Potential expedited paths for development through specific FDA-established programs Multiple anticipated key milestones: ACER-001 (UCDs) filing decision date (day 60 post-submission)*: Q4 2021 ACER-801 IND submission: Q4 2021 EDSIVO™ IND submission, request BTD, work toward SPA Q4 2021 ACER-801 Phase 2a clinical trial initiation**$: Q1 2022 EDSIVO™ clinical trial initiation***$: Q1 2022 ACER * Based on standard FDA review timelines, expect to receive notification from FDA on the potential acceptance of the NDA for filing within 60 days of submission ** Subject to successful IND submission and clearance *** Subject to successful IND submission and clearance, and agreement on SPA $ Subject to additional capital

6 Clinical Pipeline ACER $ Additional capital required to support planned ACER-801 and EDSIVO™ clinical trials, and to fund emetine program going forward $ $ $

Small molecule with unique MOAs in various disorders UCDs: NaPB is a prodrug of phenylacetate, a NH4+ scavenger MSUD: NaPB is an allosteric inhibitor of BCKD kinase UCDs: A group of metabolic genetic diseases that lead to toxic build-up of NH4+ UCDs: Currently treated with RAVICTI®, BUPHENYL®, AMMONUL®, and a highly-restricted diet MSUD: A metabolic genetic disease that leads to toxic build-up of leucine and other branched-chain amino acids MSUD: Currently managed with a highly-restricted diet; poor compliance Anticipate FDA notification of potential NDA acceptance for filing in Q4 2021* UCDs: ~700 patients treated with sodium / glycerol phenylbutyrate. MSUD: ~800 treatment-eligible patients in the U.S.; 3,000 patients worldwide Advantageous orphan pricing likely with robust program to support patient access and reimbursement Relief Therapeutics and Acer signed Collaboration and License Agreement for development and commercialization of ACER-001 7 Nitrogen-binding agent for use as adjunctive therapy in the chronic management of patients with UCDs UCDs: Bioequivalence trials showed ACER-001 has similar relative bioavailability to BUPHENYL® in healthy volunteers under both fasted and fed conditions ACER-001 under fasted conditions achieved >2x Cmax of PBA vs. fed conditions MSUD: POC study1 suggests ~60% of patients have 30% reduction in Leucine Mechanism of Action Disease Overview The Opportunity Product Profile Overview 1 Brunetti-Pierri et al., Hum Mol Genet. 2011 February 15; 20(4): 631–640. * Based on standard FDA review timelines ACER-001

Newborns with severe urea cycle disorders become significantly ill with symptoms that mimic sepsis -- failure to feed, lethargy, respiratory distress, seizures and ultimately coma Children and adults with milder (or partial) urea cycle enzyme deficiencies may go years without a diagnosis, until a trigger -- a high protein meal, viral illness, excessive exercise or calorie deficiency -- causes excessive ammonia to be produced in the body, resulting in critical elevations of blood ammonia levels For individuals with an ornithine transcarbamylase (OTC) deficiency, typical neuropsychological complications include developmental delay, learning disabilities, intellectual disability, attention deficit hyperactivity disorder (ADHD), and executive function deficits 8 ACER-001 Urea Cycle Disorders Ah Mew N, et al.. Urea cycle disorders overview. Gene Reviews. Seattle, Washington: University of Washington, Seattle; 1993. Lichter-Knoecki U., et al. Ornithine Transcarbamylase Deficiency, Gene Reviews. Seattle, Washington: University of Washington, Seattle; 1993-2019. Reproduced from:   http://upload.wikimedia.org/wikipedia/commons/7/76/Symptoms_of_hyperammonemia.svg. Symptoms of Hyperammonemia General – Growth retardation – Hypothermia Muscular/Neurologic – Poor coordination – Dysdiadochokinesia – Hypotonia or hypertonia – Ataxia – Tremor – Seizures – Decorticate or decerebrate posturing Central - Combativeness – Lethargy – Coma Eyes – Papilledema Pulmonary – Shortness of breath Liver – Enlarge-ment

9 Berry S, et al. Molecular Genetics and Metabolism 125 (2018) 251–257. ACER-001 Mechanism of Action Ammonia-scavenger therapy Alternative pathway treatment diverts nitrogen from the urea cycle to alternate routes of excretion Both RAVICTI® and BUPHENYL® metabolize to phenylbutyrate (PBA), a prodrug of phenylacetate (PAA) PAA is the active moiety – it combines with glutamine, producing phenylacetylglutamine Phenylacetylglutamine (PAGN) is excreted by the kidneys NH4+ α-Ketoglutarate Glutamate Glutamine GPB PBA Buphenyl ® (sodium phenylbutyrate) PAA PAGN Ravicti® (glycerol phenylbutyrate) Oral Liquid Ester hydrolysis/ Pancreatic Lipases β-oxidation Urine Excretion Fig. 1. Metabolizing pathway and mechanism of action of GPB. GPB (glycerol phenylbutyrate); PAA (phenylacetic acid); PBA (phenylbutyric acid); PAGN (phenylacetylglutamine).

10 ACER-001 Unmet Need BUPHENYL®:   Foul odor and foul/bitter taste; considered unpalatable1 64% of patients reported it is difficult to take because of taste Physicians reported that 25-33% of patients took less than target dose due to tolerability Only 25% of patients indicated that they never miss a dose 46% of patients reported taste as the reason for discontinuation1 RAVICTI®: Tasteless/Odorless 75% of BUPHENYL® patients switched to RAVICTI®2 Pricing has risen to levels considered challenging2 Reports of difficult access, unaffordability, and forced switches back to sodium phenylbutyrate Example: BUPHENYL® and RAVICTI® blocked on JPMorgan Chase plan Rx formulary3 Some patients are not meeting the treatment goal of <0.5 ULN (~17.5 umol/L)4 Patients and physicians desire a taste-masked, effective, and affordable treatment option2 1 Shchelochkov et al., Molecular Genetics and Metabolism Reports 8 (2016) 43-47. 2 Acer Market Research  3 https://www.caremark.com/portal/asset/Formulary_Drug_Removals_JPMC.pdf 4 Nicola Longo & Robert J. Holt (2017) Expert Opinion on Orphan Drugs, 5:12, 999-1010.

11 * Subject to FDA approval ** Shchelochkov et al., Molecular Genetics and Metabolism Reports 8 (2016) 43-47 *** RAVICTI® and BUPHENYL® pppy is based on patient weight and WAC price ACER-001 Product Differentiation

BE trial under fasted conditions completed in Q1 2020 BE trial under fed conditions completed in Q1 2021 Type B (pre-NDA) meeting with FDA conducted in Q2 2021 Reached agreement with FDA on initial Pediatric Study Plan (iPSP) in Q3 2021 505(b)(2) NDA for UCDs: NDA submitted in Q3 2021 Based on standard FDA review timelines, expect to receive notification from FDA on the potential acceptance of the NDA for filing within 60 days of submission Evaluate in parallel$ or after initial potential FDA approval for UCDs (under fed conditions): Pre-meal administration of ACER-001, which would require additional nonclinical and clinical studies$ to demonstrate efficacy and safety in UCDs MSUD Other potential indications 12 ACER-001 Clinical & Regulatory Paths $ Subject to additional capital

13 ACER-001 Food Effect * Based on data comparison of ACER-001 under fed conditions vs. published data of NaPB under fed conditions 1 ACER-001 BE/BA Study (Part B) in healthy volunteers 2 Nakano S, et al. Sci Rep 9, 17075 (2019). https://doi.org/10.1038/s41598-019-53628-x 3 Osaka S, et al. Molecular Genetics and Metabolism (2021). https://www.sciencedirect.com/science/article/abs/pii/S1096719221000366 Maximum concentration (Cmax) ~2x higher under fasted (pre-meal) conditions Comparable PK between ACER-001 and NaPB under fed conditions* ACER-0011 NaPB (Nakano)2 Fed Fasting NaPB (Osaka)3 Fed Fasting Fed Fasting Fed Fasting Concentration (ug/mL) 0 30 60 90 120 150 180 210 240 270 300 1 2 3 4 5 6 7 8 9 10 11 12 Nominal Time (h) 0.01 0.1 100 1000 Treatment: Treatment A Acer-001 Fasting Treatment C Acer-001 Fed Concentration (μg/mL) 200 300 60 120 180 240 300 30min before BF Just before BF Just after BF Time(min)

14 ACER-001 Food Effect: In Silico Model Adult Virtual Patient Child Virtual Patient PAA (Safety1,2,3) uPAGN (Efficacy) 1 Mol Genet Metab. 2013 Dec; 110(4): 446-453. 2 Simell O, et al. Pediatr Res. 1986 Nov; 20(11):1117-21. 3 Thibault A, et al. Cancer. 1995 Jun 15; 75(12):2932-8. ACER-001 in a fasted state required ~30% less PBA to achieve comparable therapeutic benefit in a fed state Model predicted 43% increase in urinary PAGN levels (negative correlation with blood ammonia AUC) PAA Cmax Allowed Toxicity Range 0 50 100 150 200 250 mg/mL 3 9 15 21 ACER001 Fasted, 60% of fed dose ACER001 Fasted, 70% of fed dose ACER001 Fasted, 100% of fed dose Buphenyl Fed, 100% of fed dose Total daily fed dose (g) Above allowed concentration Urinary PAGN g/day 30% less drug Equivalent NH4 removal 5 10 20 25 30 35 40 1.5 6 2 4 8 12 14

Dosing and Administration for BUPHENYL®, RAVICTI® and Pheburane® are all instructed to be given with food There is a significant food effect with NaPB The pharmacokinetic (PK) and pharmacodynamic (PD) properties of RAVICTI® are indistinguishable in the fed or fasted states1 Dosing in a pre-meal setting should increase exposure, and theoretically improve ammonia control / outcomes in UCDs patients2 2x the Cmax of PBA may also improve efficacy in other disorders (where PBA is the active moiety), such as MSUD and PFIC3 ACER-001’s formulation may improve tolerability of the drug when administered under fasted (pre-meal) conditions2 15 ACER-001 Food Effect: Summary 1 United States Patent number US8642012B2 2 Pre-meal administration of ACER-001 in UCDs will require additional nonclinical and clinical studies to demonstrate efficacy and safety and are subject to additional capital 3 Nakano S, et al. Sci Rep 9, 17075 (2019). https://doi.org/10.1038/s41598-019-53628-x

16 ACER-001 Value Proposition ACER-001 Taste-masked formulation designed to improve palatability of NaPB Bioequivalence trials showed ACER-001 has similar relative bioavailability to BUPHENYL® under both fasted and fed conditions New fasted (pre-meal) dosing data suggests ability to optimize Rx dosing approach1 Pricing projected to be significantly lower than current RAVICTI® price Robust patient support services program to remove barriers to care Payer engagement strategy to alleviate insurance paperwork and support switching Acer’s commitment to support the UCD community and on-going IEM research 1 Intend to seek FDA approval in the U.S. to market ACER-001 for administration initially under fed conditions for the treatment of UCDs. Pre-meal administration of ACER-001 in UCDs will require additional nonclinical and clinical studies to demonstrate efficacy and safety and is subject to additional capital 2 Payer Claims Data on File ~2,100 UCD Patients in U.S. ~1,100 UCD Pts Actively Managed ~700 Drug Treated Pts2 BUPHENYL®/Generic Patients2 ~20%-30% of market ~140-200 pts RAVICTI® Patients2 ~70%-80% of market ~500-560 pts ~400 Rx Status “unknown”

17 ACER-001 IP / Exclusivities IP: Filed formulation composition of matter patent application (priority date Oct. 2016) Issued patents (US/EP): “Methods of modulation of branched chain acids and uses thereof” [US PATENT NO. 10,092,532], licensed from Baylor College of Medicine relating to MSUD In addition, we continue to pursue new patents and exclusivity possibilities, based on our development plans and product attributes Regulatory Exclusivities: MSUD: Granted U.S. Orphan Drug Designation: 7 years market exclusivity from FDA approval MSUD: Pediatric exclusivity: +6 months added (if pediatric indication study approved)

Signed Collaboration and License Agreement March 19, 2021 Acer received $25.0M to date (Option Fee + Reimbursement Payment + First Development Payment) Relief to pay Acer an additional $10.0M Second Development Payment conditioned upon FDA accepting an NDA for ACER-001 in a UCD for filing and review per the Collaboration Agreement with Relief Acer retained development and commercialization rights in the U.S., Canada, Brazil, Turkey and Japan Split net profits from Acer’s territories 60%:40% in favor of Relief Relief licensed rights for the rest of the world Acer will receive 15% royalty on all Net Sales in Relief’s territories Acer could also receive up to $6.0M for UCD and MSUD approvals in EU 18 Agreement with Relief Therapeutics ACER-001

ACER-801 (osanetant) is a selective, non-peptide tachykinin NK3 receptor antagonist NK3R is the main receptor for neurokinin B (NKB), a tachykinin peptide primarily found in the arcuate nucleus (ARC) of the hypothalamus and KNDy neurons NK3R antagonism is an alternative to hormone replacement therapy for the treatment VMS by mimicking the negative feedback of estrogen on KNDy neurons Induced vasomotor symptoms (iVMS) are well documented with the use of cancer therapies and certain surgical procedures Symptoms such as hot flashes can appear immediately and be severe after reduction in estrogen production or estrogen blockade KNDy neurons are important for thermoregulation and become hypertrophied in the absence of estrogen Acer licensed worldwide rights to ACER-801 from Sanofi in Dec. 2018 Targeting IND submission in Q4 2021 Plan to initiate Phase 2a clinical trial in Q1 2022**$ Currently no other NK3R antagonists in development in iVMS space 19 ACER-801 Mechanism of Action Disease Overview The Opportunity Product Profile Overview * Meltzer H, et al. Am J Psychiatry. 2004 Jun;161(6):975-84 ** Subject to successful IND submission and clearance $ Subject to additional capital Believed to have largest body of clinical safety data for any NK3R antagonist Clinical and laboratory safety results are available from 23 completed Phase 1 and 2 studies (387 healthy subjects and 822 patients were treated with osanetant)* Oral bioavailability, readily crosses the blood-brain barrier

Acer acquired worldwide rights to osanetant from Sanofi in December 2018 Osanetant was the first selective non-peptide tachykinin NK3 receptor antagonist evaluated as a potential treatment for schizophrenia Clinical and laboratory safety results are available from 23 completed Phase 1 and 2 studies in which 387 healthy subjects and 822 patients (schizophrenia, depression, others) were treated with osanetant No major safety concerns identified from these studies after single-dose and repeated-dose administration of up to 400 mg QD for up to 21 days, and 200 mg QD for up to 6 weeks for schizophrenia In March 2005, Sanofi-Aventis discontinued the development of osanetant for schizophrenia citing ‘lack of efficacy compared with placebo’ in this indication as a major reason for this decision 20 History ACER-801

VMS, typically comprised of hot flashes and night sweats, are associated with decreases in reproductive hormones commonly associated with menopause (e.g. MR-VMS) 21 Vasomotor Symptoms (VMS) Roth A, et al. The Oncologist, Oct 2003, vol.8 no.5 474-487. Levine B. http://www.everydayhealth.com/menopause/science-behind-the-hot-flash.aspx ACER-801 A diminished amount of hormones, such as estrogen, affects the hypothalamus This confuses the hypothalamus and makes it read “too hot” The brain responds by relaying an alert to cool off The body then tries to cool off by beginning to perspire It’s getting hot in here

22 Induced Vasomotor Symptoms (iVMS) Women with HR+ Breast Cancer (CaB) receiving Tamoxifen 84% of women experienced hot flashes1 80% experienced night sweats 60% experienced severe symptoms Symptoms persisted throughout 5 years of treatment and were mainly attributed to tamoxifen After 4.5 years, 46% of women had discontinued tamoxifen2 Women who are BRCA+ and have prophylactic bilateral salpingo-oophorectomy (PBSO) 67% of women have symptoms of menopause such as hot flashes5 Up to 35% complain of “extremely bothersome” symptoms up to two years after their surgery6 Men with HR+ Prostate Cancer (CaP) receiving Leuprolide 80% of men experience hot flashes3 15-27% of patients consider hot flashes the most distressing side effect 30-40% experienced moderate-to-severe symptoms 20% discontinued or disrupted treatment 1 Moon Z. et al., JOURNAL OF PSYCHOSOMATIC OBSTETRICS & GYNECOLOGY, 2017 VOL. 38, NO. 3, 226–235 2 Nichols H, et al., JNCI J Natl Cancer Inst, 2015, 1–8 3 Challapalli A, et al., Clinical and Translational Radiation Oncology 10 (2018) 29–35 4 Abildgaard J, et al., JNCI Cancer Spectrum, 2018, Vol. 0, No. 0 5 Johnson L, et al. American Society for Reproductive Medicine, 2014 Vol 102 No. 3, Supplement, e249 6 Griffiths E, et al: The Obstetrician & Gynaecologist, 2005: 7:23-27 ACER-801

Neurokinin B (NKB) belongs to a group of neuropeptides, called tachykinins or neurokinins, that includes substance-P (SP), neurokinin A (NKA), and two N-terminally extended forms of NKA, neuropeptide g and neuropeptide K The biological effects of tachykinins are mediated through specific receptors denoted NK1, NK2, and NK3 NKB is the preferred endogenous ligand of tachykinin NK3 receptors The tachykinin NK3 receptors are located primarily in the brain, while a few receptors are also present in the peripheral nervous system (intestines, placenta) 23 Mechanism of Action ACER-801 POA Human Infundibular Nucleus Dyn NKB ERα PR + - Kisspeptin neurone KiSS1 POA/Infundibular nucleus GnRH neurone ME GnRH Pituitary LH/FSH Gonads Sex Steroids ERα PR (sex steroid receptor) NKB3R (Neurokinin β receptor) Kiss1r/Kiss1R (Kisspeptin receptor) KOR Koppa opicid receptor

24 Clinical POC in VMS: NK3R Antagonist Depypere H, et al. ENDO2017 Fezolinetant is a NK3R antagonist being developed by Astellas for moderate-to-severe VMS ACER-801 At Week 4: fezolinetant group: 14/40 patients have ZERO hot flash placebo group: 2/40 patients have ZERO hot flash Average Daily Hot Flash Frequency Reported as per FDA Guidance fezolinetant 90 mg BID (N=40) Placebo (N=40) HF Frequency Baseline Week 4 Week 12 Week2 Week 4 Week 6 Week 10 FUP WK2 88%* 38%* 93%* 54%* p<0.0001 *: % decrease from the baseline

25 Clinical POC in VMS: NK3R Antagonist Prague J, et al. Menopause. 2018 Aug;25(8):862-869 Pavinetant (MLE4901) was a NK3R antagonist that was discontinued by Millendo for the treatment of polycystic ovary syndrome and menopausal hot flushes ACER-801 % change from baseline Hot flash frequency Hot flash severity Placebo MLE4901 Hot flash bother Hot flash interference Fig.2. Hot flash frequency (A), severity (B), bother (C), and interference (D) outcomes; results are presented as percentage change with 95% CIs from baseline at each time point during the treatment period (ie, on day 3 of treatment, and then weekly mean total for each week (wk) of the 4-week treatment period for both placebo (white) and MLE4901 (gray). Minimum n = 33; maximum n = 37. * P=<0.0001, #P=0.0006, ^P=0.0011, +P=0.0001. Week 4 data adapted from and Prague et al, Lancet, 201718. day3 Wk 1 Wk 2 Wk 3 Wk 4 -100 -80 -60 -40 -20 0 20

Acer is partnering with leading universities to design and conduct clinical trials to evaluate ACER-801 in various patient populations with iVMS These include patients with medically or surgically iVMS (may include any/all of the following): Women who are BRCA+ and have had a PBSO Men with HR+ Prostate Cancer receiving leuprolide Women with HR+ Breast Cancer receiving tamoxifen Planning to initiate Phase 2a clinical trial in Q1 2022$: Evaluate PK, efficacy and safety in postmenopausal women with VMS Identify the optimal dosing strategy to advance into subsequent efficacy studies in cancer patients with iVMS 26 Development Plan $ Subject to successful IND submission and clearance, and additional capital ACER-801

EDSIVO™ has a unique pharmacological profile β2 and β3 adrenergic receptor agonist; selective β1 and ⍺2 adrenergic receptor antagonist; activates endothelial Nitric Oxide Synthase (eNOS) EDSIVO’s™ potential beneficial effects in vEDS thought to be through vascular dilatation and smooth muscle relaxation, thereby reducing the mechanical stress on collagen fibers within the arterial wall Mechanism of Action No approved therapeutic options for vEDS patients Autosomal dominant connective tissue disorder of collagen synthesis caused by mutations in the COL3A1 gene for type III procollagen Characterized by arterial aneurysms, dissections and/or ruptures Median survival in the U.S. is estimated to be 51 years of age Disease Overview Planning pivotal clinical trial following FDA Type B meeting feedback* Proposed DiSCOVER Phase 3 decentralized (virtual) clinical trial$ expected to take ~3.5 years to complete once enrolled FDA indicated agreement w/submission of proposed protocol under a Special Protocol Assessment (SPA) w/ possible breakthrough therapy designation (BTD) The Opportunity 27 BBEST Clinical Trial: 76% reduction in risk of arterial events observed in COL3A1+ subpopulation1 Statistically-significant improvement in event-free survival (EFS) compared to control in vEDS patients (n=53)1 Product Profile EDSIVO™ Overview 1 Ong K, et al. Lancet 2010; 376: 1476-84. * There can be no assurance that the clinical trial will be successful, or that any resubmission of the original NDA will be approved $ Subject to additional capital to conduct and complete the trial

Ehlers-Danlos syndrome (EDS) is a group of hereditary disorders of connective tissue vEDS (EDS type IV) is the severe subtype: Characterized by aneurysms, dissections and/or ruptures Vascular Hollow Organs (e.g. gastrointestinal, uterine) Autosomal dominant (50%); spontaneous mutations (50%) Diagnosed by clinical symptoms and confirmed by presence of mutations in the COL3A1 gene Events occur in 25% of patients before the age of 20, and 90% by the age of 40 Median age of death is estimated to be 51 years1 No approved therapeutic options for vEDS Current treatment is focused on surgical intervention 28 Fig. 3 Distribution of 132 vascular complications in 24 patients with a clinical diagnosis of EDS type IV. J Vasc Surg 2005;42:98-106. 1 Pepin M, et al. Genet Med. 2014 Dec;16(12):881-8. EDSIVO™ Vascular Ehlers-Danlos Syndrome (vEDS) Cerebral (3) vertebral (2) subclavian (8) axillary (2) thoracic aorta (10) Splenic (5) Renal (9) IMA (1) Iliac (9) SFA (3) Tibial (1) Carotid (8) Innominate (5) Arch (6) Celiac (4) Hepatic (4) SMA (6) Ileocolic (1) Abdominal aorga (7) Femoral (8) Popliteal (4) n = 24 patients 132 complications

Nawarskas J, et al. Cardiology in Review 2017;25: 247–253. * Kobayashi N, et al. Hypertension 2003 Nov;42(5):1004-13. EDSIVO™ has a unique pharmacological profile: β2 and β3 adrenergic receptor agonist Selective β1 and ⍺2 adrenergic receptor antagonist Intrinsic sympathomimetic activity (ISA+) Lacks non-specific membrane effects Activates endothelial Nitric Oxide Synthase (eNOS)* Void of blood pressure lowering in normotensive people Most vEDS patients are normotensive, thus the potential beneficial effect of celiprolol is unlikely to be through blood pressure lowering (β1 antagonism) EDSIVO’s™ mechanism of action in vEDS patients is thought to be through vascular dilatation and smooth muscle relaxation, thereby reducing the mechanical stress on collagen fibers within the arterial wall 29 EDSIVO™ Mechanism of Action With α-antagonism Carvedilol (α1) Labetalol (α1) Celiprolol (α2) Non-selective β-adrenoceptor antagonists β1-Selective Negative ISA Atenolol Bisoprolol Betaxolol Metoprolol Esmolol Nebivolol Positive ISA Vasodilating Property Without Vasodilating Property Acebutolol Carteolol Penbutolol Propranolol Sotalol Nadolol Timolol Pindolol Oxprenolol

Efficacy: 76% reduction in the risk of fatal or nonfatal cardiac or arterial events in COL3A1+ EDSIVO™ patients vs. control group over mean follow-up of 47 months 75% reduction in risk of primary (cardiac or arterial events) and secondary (intestinal or uterine rupture) events in COL3A1+ EDSIVO™ patients vs. control group 30 Primary Endpoint Primary + Secondary Endpoints Ong K, et al. Lancet 2010; 376: 1476-84. 0 12 24 36 48 60 72 EDSIVO™ BBEST Trial: COL3A1+ Subpopulation Number at risk/events Celiprolol Control 13 13/1 12/2 9/2 8/2 2/2 20 19/2 15/6 11/9 4/11 3/11 11/3 9/3 8/3 2/3 16/5 9/12 6/14 3/14 2/14 p=0.0406 p=0.0167 time (months) Figure 3: Kaplan-Meier curves of event-free survival in 33 patients with positive COL3A1 mutation Primary endpoint (A). Primary and secondary endpoints (B). A B Proportion of survival free events (%) 0 12 24 36 48 60 72 25 50 75 100

Proposed DiSCOVER trial design* following Type B FDA meeting feedback: DiSCOVER: Decentralized Study of Celiprolol on vEDS-related Event Reduction A Phase 3, U.S.-based prospective, randomized, double-blind, placebo-controlled decentralized (virtual) clinical trial Approximately 3.5 years to complete once fully enrolled* Acer to coordinate with FDA to reach agreement on SPA Primary endpoint: vEDS-related clinical events in patients treated with celiprolol vs. placebo Statistical plan that considers the rare disease classification of vEDS Enrollment: approximately 200 COL3A1+ U.S. vEDS patients Modest safety data collection required based on celiprolol’s known safety profile 1,2.3,4 31 EDSIVO™ EDSIVO™ Planned Clinical Trial * Subject to successful IND submission and clearance, agreement on SPA, and additional capital to conduct and complete the trial 1 Ong K, et al. Lancet 2010; 376: 1476-84. 2 Nawarskas J, et al. Cardiology in Review 2017;25: 247–253 3 Frank M, et al. Vascular Ehlers-Danlos Syndrome: Long-Term Observational Study. J Am Coll Cardiol. 2019 Apr, 73 (15) 1948–1957 4 Baderkhan, H, et al. Celiprolol Treatment in Patients with Vascular Ehlers-Danlos Syndrome. European Journal of Vascular and Endovascular Surgery. November 20, 2020

Q4 2021: Submit protocol to FDA for DiSCOVER clinical trial along with IND Request breakthrough therapy designation Seek agreement on SPA Identify ~200 COL3A1+ patients in the U.S. for trial participation ~1,000 U.S. patients potentially available following evaluation of vEDS diagnosis code (ICD10: 79.6) Launched www.discoverceliprolol.com as an outreach tool for interested parties Obtain up to ~$10.0M to conduct and complete pivotal trial – from potential current and future funding sources, including but not limited to: Current cash Strategic partnership Other non-dilutive sources Potential ACER-001 revenue Planning to initiate pivotal DiSCOVER trial in Q1 2022* 32 EDSIVO™ Next Steps * Subject to successful IND submission and clearance, agreement on SPA, and additional capital to conduct and complete the trial

Host-directed Therapy Restores cellular stress response by interrupting the viral-induced MDM2-P53 loop, by shepherding RPS14 from cytosol into the nucleus, thus inhibiting viral replication Few drugs in development that are host-directed; believed to be only drug exploiting this particular MOA Mechanism of Action Broad-spectrum Antiviral In vitro +/- in vivo data across multiple virus families, including coronavirus, filovirus, flavivirus, herpesvirus, togavirus, arenavirus, HIV, influenza Disease Overview Pursuing multiple non-dilutive funding options for emetine development in a variety of infectious diseases, including COVID-19 Evaluating development pathways against viruses utilizing animal rule / Medical Countermeasure (MCM) pathway Applied for MCDC funding for Ebola; received positive feedback and placed in “basket” if additional funding becomes available Application for BARDA funding for COVID-19 remains active The Opportunity Overview 33 Small molecule (SQ) used previously in tens of thousands of humans as an antiprotozoal, emetic, and antiviral agent Toxicity is related to cumulative dose; reasonable safety profile administered as subcutaneous injection in humans up to 10 mg/kg cumulative dose Product Profile Emetine

Emetine is one of the main alkaloids found in ipecacuanha (ipecac) root Clinically, emetine hydrochloride was originally marketed in the U.S. as a topical anti-infective in dental applications (ca 1890s by Eli Lilly and Company) Later, emetine hydrochloride for injection gained market adoption as a specific treatment for amebic infections and was used for this purpose through the 1980s in the U.S. until its market displacement by metronidazole An oral formulation, syrup of ipecac, also contains emetine as one of its active ingredients Substantial clinical experience with emetine and emetine-containing products exists because of their introduction in the U.S. prior to the 1938 Food, Drug, and Cosmetic Act, and especially the development of an over-the-counter monograph for syrup of ipecac Its broad antiviral activity has only been discovered in the past decade Clinically, emetine has been used to treat approximately 700 patients (including pediatrics) with viral hepatitis1 and varicella-zoster virus2 34 Emetine History 1 Del Puerto, et al. Pren. méd. argent., 55: 818, 1968 2 Annamalai, et al. Emetine Hydrochloride in the Treatment of Herpes Zoster. 1968

35 Emetine Mechanism of Action In high-density infected cells (A) emetine induces (1) nuclear translocation of RPS14 (2) followed by RPS14 binding to MDM2 (3 & 4) resulting in disruption of the interaction between MDM2-p53 (6) and MDM2- viral IE2 (5 & 7), and by RPS14 ubiquitination and degradation (8). In low-density infected cells (B) although emetine induces (1) nuclear translocation of RPS14 (2), it is unable to interact with MDM2 (4) which is already bound to p53 to facilitate virus replication (3).  Mukhopadhyay R, et al. PLoS Pathog 12(6):e1005717, 2016 Viral infections have developed evolutionary mechanisms for inhibiting the cellular stress response and promote ribosome biogenesis to facilitate viral replication Host-directed Therapy: Binding of emetine with RPS14 restores the cellular stress response, which results in blocking ribosome biogenesis and translation-elongation of viral mRNA in infected cells Emetine does not inhibit viral replication in null RPS14 cells Viral resistance believed to be extremely unlikely given unique MOA High-density Cytoplasm RPS14 Emetine (8) (2) (3) (4) (7) (6) (5) MDM2 p53 Nucleus Ub Induction Transport Association Unable to bind Low-density (1) IE-2

36 Emetine Broad-spectrum, Antiviral Activity

37 Emetine Nanomolar Potency In Vitro EC50 = concentration of a drug that gives half-maximal response. IC50 = concentration of an inhibitor where the response is reduced by half CC50 = 50% cytotoxic concentration *EC50 / CC50 values = μM (unless otherwise noted) **For reference, the EC50 of remdesivir is 23.15 μM at MOI 0.02; paper demonstrates that emetine is synergistic with remdesivir

38 Emetine In Vivo Efficacy Data a b C B SJL mice Number of ZIKV particles per 1 μg RNA sample 101 102 103 104 Emetine - + Day 0 Day 6 n.d. * Serum viral load (NS1 ng/mL) -10000 1000 2000 3000 Ifnar1 -/- mice VC E1 E2 MOCK % Survival BALB/c mice DPBS emetine 1 mg.kg Post-infection (Days) 0 20 40 60 80 100 10 30 Log10 MCMV DNA copies/100ng Mock Infected Emetine (0.1 mg/kg) Emetine (1.0 mg/kg) GCV 24 hpi 72 hpi Vehicle Vechicle+0.05mg/kg emetine Vehicle+0.20 mg/kg emetine survival % Score of Disease Days P.I 5 10 15 50

39 Emetine PK & Tox Data Non-clinical pharmacokinetic studies show that emetine rapidly concentrates in the tissues, reaching levels that are 1,000- to 3,000-fold greater than in the plasma Emetine has been detected in a variety of tissues, including the heart, liver, lungs, intestines, kidney, spleen, stomach, adrenals, and brain, with a long (days/weeks) tissue half-life However, the key target organs of toxicity identified in the literature are muscle and cardiac tissue. All identified studies (animals, in vitro, and humans) focused on muscle and cardiac effects Acute toxicity with emetine appears to be related to cumulative dose exposure, but also appears completely reversible ~3 weeks after cessation of therapy:

Patients with solid tumors treated with 1 mg/kg/day emetine daily via SC injection for 10 days (cumulative dose 650 mg) did not experience any notable toxicity1 Electrocardiographic abnormalities were observed, but not often associated with significant cardiac symptoms2,3,4 T wave inversion (TWI) is the first to appear and the last to disappear Q-T interval prolongation The average time required for complete return of the tracing to normal is ~six weeks At higher cumulative doses (e.g. ≥ 650 mg): hypotension, tachycardia, cardiomyopathy, myocarditis, precordial pain, gallop rhythm (on auscultation), dyspnea, cardiac dilatation, congestive failure, and death have been reported5 Toxicity with emetine appears to be cumulative-dose related and independent of schedule1,6 Complete reversibility of cardiac adverse effects6 40 Emetine Clinical Safety 1 Mastrangelo M, et al. Cancer 31:1170-1175 2 Banerjea J, et al J Assoc Physicians India 14:349-364 3 Ramachandran et al. Ceylon Med J 18:138-143 4 Moertel C, et al. Cancer Chemother Rep 58:229-232, 1974 5 Bleasel M, et al. Pharmaceuticals 2020, 13, 51 6 Siddiqui S, et al. Cancer Chemother Rep 57:423-428, 1973

41 Cash as of June 30, 2021: $22.1M Plus $10.0M Second Development Payment conditioned upon FDA accepting an NDA for ACER-001 in a UCD for filing and review per Collaboration Agreement with Relief Expected to have sufficient capital to fund current operations into mid-2022$ Capitalization as of August 10, 2021: 14.3M shares of common stock outstanding 16.1M shares of common stock fully diluted $100.0M invested through August 10, 2021, excluding Relief collaboration No debt, no warrants ACER Financial Overview $ Excluding the planned ACER-801 and EDSIVO™ clinical trials

Summary 42 ACER Acer’s pipeline includes four programs: ACER-001 (sodium phenylbutyrate) for the treatment of various inborn errors of metabolism, including urea cycle disorders (UCDs) and Maple Syrup Urine Disease (MSUD) ACER-801 (osanetant) for the treatment of induced vasomotor symptoms (iVMS) EDSIVO™ (celiprolol) for the treatment of vascular Ehlers-Danlos syndrome (vEDS) in patients with a confirmed type III collagen (COL3A1) mutation ACER-2820 (emetine) a host-directed therapy against a variety of infectious diseases Product candidates are believed to present a comparatively de-risked profile, having one or more of: Favorable safety profile; clinical proof-of-concept data; mechanistic differentiation Potential expedited paths for development through specific FDA-established programs Multiple anticipated key milestones: ACER-001 (UCDs) filing decision date (day 60 post-submission)*: Q4 2021 ACER-801 IND submission: Q4 2021 EDSIVO™ IND submission, request BTD, work toward SPA Q4 2021 ACER-801 Phase 2a clinical trial initiation**$: Q1 2022 EDSIVO™ clinical trial initiation***$: Q1 2022 * Based on standard FDA review timelines, expect to receive notification from FDA on the potential acceptance of the NDA for filing within 60 days of submission ** Subject to successful IND submission and clearance *** Subject to successful IND submission and clearance, and agreement on SPA $ Subject to additional capital

Reference Slides 43

MSUD is an inborn error of Branched-chain Amino Acid (BCAA) – leucine, isoleucine, valine – metabolism Caused by deficiency of the mitochondrial Branched-chain Keto Acid Dehydrogenase complex (BCKDC) ~800 patients in U.S., ~3,000 patients worldwide MSUD Family Support Group has >500 patients Part of newborn screening in U.S., UK, Germany High leucine levels lead to chronic and acute neurological damage Lower IQ Mental impairment (poor cognitive function) Social impairment (poor executive function) Metabolic decompensation (seizures and coma) A highly-restricted diet is the primary treatment Consists of BCAA-free synthetic foods and formula Very few foods have low BCAAs (fruits & vegetables) Balancing act: enough BCAAs for growth & development 44 indicates p < 0.05, *** p < 0.001 compared to the control group* * Muelly E, et al. 2011 Neuropsychiatric and Neurochemical Sequelae of MSUD ACER-001 Maple Syrup Urine Disease (MSUD) Full Scale IQ 60 80 100 120 140 0 5 10 15 20 40 50 70 90 25 A B C D Controls MSUD Hamilton Depression Score Hamilton Anxiety Score Conner’s Parent Rating Scale DSM-IV ADHD Symptoms

45 ACER-001 MSUD: Clinical POC Study Design: Open label pilot study1 at Baylor College of Medicine – 3 healthy and 5 MSUD subjects with late onset disease 3 days of steady-state protein diet*; then 3 days of NaPB + diet* BCAAs and BCKAs determined at day 3 of each study period (4 time points) Results: NaPB showed a statistically significant reduction of leucine in all 3 healthy subjects (p< 0.05) and 3 out of 5 MSUD patients (p< 0.05 in responders) ~30% reduction (28-34%) in leucine in MSUD responders Clinicians view >20-30% ↓ as clinically meaningful** Comments: Despite the short treatment duration (3 days) NaPB showed statistically significant (intra-subject) reduction in leucine in 75% of the subjects Brunetti-Pierri et al., Hum Mol Genet. 2011 February 15; 20(4): 631–640 1 Brunetti-Pierri et al., Hum Mol Genet. 2011 February 15; 20(4): 631–640. * All subjects received a constant protein intake of 0.6 g/kg/day as combination of BCAA-free formula and whole protein ** Acer commissioned market research Healthy Subjects (n=3) MSUD Subjects (n=5) Total (n=8) 100% 60% 75%

About 1,000 MSUD patients in the U.S., ~3,000 WW* 20-25% MSUD patients in U.S. are Mennonite; incidence up to 1/380 Ashkenazi Jewish population; incidence of 1/26,000 No treatments currently approved for MSUD Early treatment may help reduce the rate of neuropsychological comorbidities and optimize growth** MSUD specialists recognize NaPB’s potential effectiveness, yet tolerability is a concern*** Anticipate initiation of clinical studies in MSUD in 2022 46 ACER-001 * https://www.ncbi.nlm.nih.gov/books/NBK1319/ ** Afzal R, et al. Molecular Genetics and Metabolism Reports 15 (2018) *** Acer Therapeutics: US Market Research – 2014 MSUD: Market Opportunity